UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

GCP APPLIED TECHNOLOGIES INC.

(Exact name of registrant as specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-37533	47-3936076
(Commission File Number)	(I.R.S. Employer Identification No.)

62 Whittemore Avenue Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

(617) 876-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on March 2, 2017, GCP Applied Technologies Inc. (the “Company”) entered into a final, binding and irrevocable offer letter (the “Offer Letter”) with Henkel AG & Co. KGaA (“Henkel”) pursuant to which Henkel made a binding offer (the “Offer”) to acquire the Company’s Darex Packaging Technologies business (the “Business”) for approximately $1.05 billion, subject to working capital and certain other adjustments (the “Acquisition”).

Pursuant to the terms of the Offer Letter, following the conclusion of statutory employee consultation processes in connection with the Acquisition by the relevant works councils in France, the Company accepted Henkel’s offer and countersigned the Stock and Asset Purchase Agreement (the “Purchase Agreement”) with respect to the Acquisition on April 27, 2017. The Purchase Agreement was previously executed by Henkel. Completion of the Acquisition remains subject to the satisfaction or waiver of customary closing conditions, including regulatory approvals. The Company has received antitrust clearances in the United States, Germany, Brazil, Russia and Austria and has filed for antitrust clearance in South Africa. The Acquisition is expected to close in the middle of 2017.

The foregoing summary of the Purchase Agreement and the transactions contemplated by the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

2.1	Stock and Asset Purchase Agreement, dated as of March 2, 2017, between GCP Applied Technologies Inc. and Henkel AG & Co. KGaA*

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the Securities and Exchange Commission upon request.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report contains “forward-looking statements,” that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, statements about the proposed transaction and the anticipated timing thereof. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, the possibility that the transaction will not be completed, or if completed, not completed in the expected timeframe. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as the date thereof. The Company undertakes no obligation to publicly release any revision to the forward-looking statements contained in this Current Report on Form 8-K, or to update them to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC. (Registrant)

By:	/s/ John W. Kapples
John W. Kapples
Vice President and General Counsel

Date: April 28, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Stock and Asset Purchase Agreement, dated as of March 2, 2017, between GCP Applied Technologies Inc. and Henkel AG & Co. KGaA*

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the Securities and Exchange Commission upon request.